Exhibit 99.1

Envirotech Drive Systems, Inc.

Audited Financial Statements

For the year ended December 31, 2020

Envirotech Drive Systems, Inc.

Audited Financial Statements

For the year ended December 31, 2020

Table of Contents

Opinion on Financial Statements

Audited Financial Statements

Balance Sheet	2
Statement of changes in stockholders' equity	3
Statements of Income & retained earnings	4
Statement of Cash flows	5
Notes to Financial Statements	6-12

Der Vartanian & Associates Accty. Corp.

Certified Public Accountants

Der Vartanian & Associates, Accountancy Corporation Certified Public Accountants
1670 Hillhurst Ave, Suite 200	License # COR 4982	Tel: (818) 244-7700
Los Angeles, CA 90027		Tel: (818) 242-9755
e-mail brian@netcpa.com		Fax: (818) 244-8132

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and

Stockholders of Envirotech Drive Systems Inc.

We have audited the accompanying financial statements of Envirotech Drive Systems Inc., which comprise the balance sheet as of December 31, 2020, and the related statements of income, retained earnings, and cash flows for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Envirotech Drive Systems Inc. as of December 31, 2020, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Related Party Transactions

As discussed in Note 4 to the financial statements, the Company engaged related party entities in performing operations, as such our opinion is not modified with respect to that matter.

Der Vartanian & Associates, Accountancy Corporation

Los Angeles, CA

February 05, 2021

Envirotech Drive Systems, Inc.

Balance Sheet

For the year ended December 31, 2020

December 31, 2020
ASSETS:
CURRENT ASSETS
Cash (Note 2)	$1,930,132
Receivables (Note 1)	9,000

TOTAL CURRENT ASSETS	1,939,132

PROPERTY AND EQUIPMENT
Equipment and Properties	252,018
Accumulated Depreciation & Amortization (Note 1)	(24,457)

TOTAL PROPERTY AND EQUIPMENT (NET)	227,561

OTHER ASSETS
Related Party Receivables (Note 4)	23,725
Deferred Tax Asset (Note 1)	218,300

TOTAL OTHER ASSETS	242,025
TOTAL ASSETS	$2,408,718

LIABILITIES

CURRENT LIABILITIES
Accounts Payable (Note 4)	$345,383
Penalties and Interest Payable	910
Customer Deposits	587,840
Subscription Agreement (Note 2)	1,793,910

TOTAL CURRENT LIABILITIES	2,728,043

LONG TERM LIABILITIES

SBA Loan (Note 3)	152,835

TOTAL LONG TERM LIABILITIES	152,835

TOTAL LIABILITIES	2,880,878

STOCKHOLDERS' EQUITY

Common Stock	100
Retained Deficit	(192,739)
Net Loss	(279,521)

TOTAL SHAREHOLDERS' EQUITY	(472,160)

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$2,408,718

See Accompanying Notes to Financial Statements

Der Vartanian & Associates Accty. Corp. Certified Public Accountants	2

Envirotech Drive Systems, Inc.

Statement of Changes in Stockholders' Equity

For the year ended December 31, 2020

	Common Stock	Additional Paid in	Retained Deficit	Totals

Balance as of January 1, 2020	$100		(192,739)	$(192,639)
Comprehensive Income

Net Loss			(279,521)	(279,521)
Additional Paid In Capital
Dividends Distribution
Total Comprehensive Income				(279,521)

Balance as of December 31, 2020	$100		(472,260)	$(472,160)

See Accompanying Notes to Financial Statements

Der Vartanian & Associates Accty. Corp. Certified Public Accountants	3

Envirotech Drive Systems, Inc.

Statements of Income & Retained Earnings

For the year ended December 31, 2020

December 31, 2020
Revenue
Revenue (Note 8)	$88,735
Total Revenue	88,735

Cost of Sales
Cost of Sales	73,560
Total Cost of Sales	73,560

Gross Profit	15,175

EXPENSES:

Auto	24,147
Bank Charges	2,297
Computer and Internet	4,847
Depreciation (Note 1)	17,670
Insurance	557
Meals and Entertainment	4,328
Office	1,455
Professional Fees	106,290
Rent (Note 6)	154,425
Telephone	3,680
Business Licenses and Permits	209
Repair & Maintenance	3,321
Reimbursed	139
Small tools	273
Subcontracted Services	70,901
Trade Show (Note JO)	10,728
Travel	20,865
TOTAL EXPENSES	426,132

NET LOSS BEFORE INCOME TAXES	(410,957)

OTHER INCOME:
Deferred Tax	127,300
EIDL	7,000
TOTAL OTHER INCOME	134,300

OTHER EXPENSE:
Interest Expense	2,864
TOTAL OTHER EXPENSE	2,864

NET LOSS	$(279,521)

See Accompanying Notes to Financial Statements

Der Vartanian & Associates Accty. Corp. Certified Public Accountants	4

Envirotech Drive Systems, Inc.

Statement of Cash Flows

For the year ended December 31, 2020

December 31, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(279,521)

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Depreciation and Amortization (Note 1)	17,670

Increase / Decrease In:
(Increase) in Receivables	(9,000)
(Increase) in Related Party Receivables (Note 4)	(23,725)
(Increase) in Deferred Tax assets (Note 1)	(127,300)
Increase in Accounts Payable	80,454
(Decrease) in Advances from Related Parties	(164,025)
Increase in Penalties and Interest Payable (Note 1)	30
Increase in Customer Deposits	237,840
Increase in Subscription Agreement (Note 2)	1,793,910

TOTAL ADJUSTMENTS	1,805,854

NET CASH PROVIDED BY OPERATIONS	1,526,333

CASH FLOWS (USED) BY INVESTING ACTIVITIES:

Net Acquisition of Property and Equipment	(73,091)

NET CASH (USED) BY INVESTING ACTIVITIES	(73,091)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:

Long term Liabilities	152,835

NET CASH PROVIDED BY FINANCING ACTIVITIES	152,835

NET INCREASE IN CASH	1,606,077
CASH AT BEGINNING OF PERIOD	324,055
CASH AT END OF PERIOD	$1,930,132

SUPPLEMENTAL INFORMATION TO STATEMENT OF CASH FLOWS
Interest Paid
Income Tax Paid

See Accompanying Notes to Financial Statements

Der Vartanian & Associates Accty. Corp. Certified Public Accountants	5

ENVIROTECH DRIVE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Operation

The Company was incorporated under the laws of the state of Delaware on December 17, 2020 as a C Corporation and its wholly owned subsidiary, Envirotech Drive Systems Incorporated, a Wyoming based Company, which is registered as a foreign entity in California on October 4, 2019. The Company has exclusive distribution rights in the U.S.A. to sell Envirotech Electric Vehicles Inc. Canada, commercial electric transport vehicles in the United States market.

Method of Accounting

Assets, liabilities, revenues and expenses are recognized on the accrual method of accounting for both financial statements presentation and income tax purposes. Revenue from sales is generally recognized upon the customer taking possession of the product and both title and risk of loss passing, provided that persuasive evidence of an arrangement exists, the sales price is fixed or determinable, and collection of the related receivable is reasonably assured. Provisions for returns are provided for at the time the related sales are recorded.

Property, Vehicles, Equipment and Depreciation

Vehicles and equipment are stated at cost, less accumulated depreciation. Betterments and improvements are capitalized while routine repairs and maintenance are charged to current operating expense. When assets are retired or otherwise disposed of, the assets and related allowances for depreciation and amortization are eliminated from the accounts and any resulting gain or loss is reflected in income. Depreciation is provided by primarily the straight-line method over the estimated useful lives of property and equipment. The estimated useful lives are as follows:

Years
Machinery and equipment	7 - 10
Furniture and fixtures	7 - 10
Automobiles, trucks, and trailers	5 - 10
Leasehold improvements	10 - 15

Depreciation for the year ended December 31, 2020 was $17,670.

Income Taxes

Income tax expense, deferred tax assets and liabilities, and liabilities for unrecognized tax benefits reflect management's best estimate of current and future taxes to be paid. The Company is subject to income taxes in the United States. Significant judgments and estimates are required in the determination of the income tax expense. Deferred income taxes arise from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, which will result in taxable or deductible amounts in the future. In evaluating the Company's ability to recover deferred tax assets in the jurisdiction from which they arise, the Company considers all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax-planning strategies, and results of recent operations. In projecting future taxable income, the Company begins

ENVIROTECH DRIVE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

with historical results and incorporate assumptions about the amount of future state and federal pretax operating income adjusted for items that do not have tax consequences. The assumptions about future taxable income require the use of significant judgment and are consistent with the plans and estimates the Company is using to manage the underlying businesses.

The Company did not file Corporate Income Tax returns for 2017, 2018, 2019 and 2020. Income tax returns are subject to filing penalty when filed more than 60 days after the return due date. The minimum penalty is the lesser of two amounts - 100% of the tax required to be shown on the return that the Company did not pay on time, or a specific dollar amount that is adjusted annually for inflation. The estimated amount for penalties and interests is calculated to be $910.

Deferred Income Taxes

For income tax reporting, the Company has incurred tax operating losses of $3,122, $49,395, $217,822, and $279,521 for the years ending December 31, 2017, 2018, 2019 and 2020, respectively. Deferred income taxes have been recorded for combined losses, which will be deductible in future periods when the Company has taxable income. The operating losses expire after 20 years. Deferred tax assets are as follows:

Years Ending December 31	Company Only	Consolidated
2017	-	$656
2018		12,744
2019		77,600
2020		127,300
Total	-	$(218,300)

Accounts Receivable

Trade accounts receivable is recorded net of an allowance for doubtful accounts. The allowance is estimated from historical collections experience and projections of trends. No allowance for bad debts were established as of December 31, 2020.

Statement of Casi, Flows

For the purposes for the statement of cash flows, the Company considers all bank accounts, savings accounts and short-term investments with a maturity of three months or less to be cash equivalents.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from these estimates.

Accounting for Long-Lived Assets

The Companies review vehicles and equipment and other long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amounts of an asset may not be recoverable. Recoverability is measured by comparison of the carrying amount to future net cash flows an asset is expected to

ENVIROTECH DRIVE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

generate. If an asset is considered to be impaired, the impairment to be recognized is measured by the amount at which the carrying amount of the asset exceeds the projected discounted future cash flows from the asset. During the year ended December 31, 2020, no such impairment charges were recognized.

Principles of Consolidation

The consolidated financial statements include the accounts of Envirotech Drive Systems, Inc. (Company), a US corporation, and its wholly owned subsidiary,  Envirotech  Drive  Systems,  Incorporated.  (Subsidiary),  a US corporation.

All significant intercompany transactions and balances have been eliminated in the consolidated financial statements. The Company-only financial statements include only the accounts of Envirotech Drive Systems, Inc. on the equity method of accounting.

During the year 2020, the Company and Subsidiary had the following transactions and balances eliminated in the consolidated financial statements:

Envirotech Drive Systems, Incorporated
Common stock	$100

Financial Instruments

The carrying value of the Companies' cash and cash equivalents; accounts receivable, less the allowance for doubtful accounts; accounts payable approximates the fair value due to short maturities of such instruments. The carrying value of notes payable approximates fair value as interest rates and terms currently available to the Company for the remaining maturities of the notes have not materially changed from the rates available at the original issuance date. The fair value of the notes payable to shareholder is not determinable due to the related party nature of the balance.

Date of Management's Review

Management has evaluated subsequent events through February 05, 2021, the date on which the financial statements were available to be issued.

Note 2.	CONCENTRATIONS

Concentrations of Credit Risk Arising from Casi, Deposits in Excess of Insured Limits

The Company maintains its cash in bank deposit accounts that, at times, may exceed federally insured limit of $250,000. The Company has not experienced any losses in such accounts. Management believes they are not exposed to any significant credit risk on cash and cash equivalents. On December 31, 2020 the Company's uninsured cash balances are as follows:

Years Ending December 31	Company Only	Consolidated
Uninsured cash balances	$1,680,132	$1,680,132

ENVIROTECH DRIVE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

The Company has Subscription restricted cash, and it is conditional to the merger. The balance as of December 31, 2020 is as follows:

Years Ending December 31	Company Only	Consolidated
Subscription restricted cash	$1,793,910	$1,793,910

Concentrations of Credit Risk

For the year ended December 31, 2020, 100% of total sales are with two customers. The credit risk for customer accounts receivable is concentrated because the balance due is with one customer representing the entire carrying amount. However, the customer account is typically collected within a short period of time, and based on its assessment of current conditions, management believes realization losses on amounts outstanding at the end of 2020 will be immaterial. Accordingly, customer accounts are reported at the amount of principal outstanding.

Note 3.	LONG-TERM DEBT

$150,000 Note payable with interest accruing at 3.5%, monthly principal and interest of $731 beginning July 2021, expiring June 2050, secured by substantially all the Company's assets.	$152,835
Total	152,835
Less current portion of long-term debt	1,410
Long term-debt	$151.425

Maturities of long-term debt are as follows:

Years Ending December 31	Company Only	Consolidated
2021	-	$1,410
2022		3,040
2023		3,156
2024		3,276
2025		3,401
Thereafter		138,552
Total	-	$152,835

Note 4.	RELATED PARTY TRANSACTIONS

The Company purchased electric transport vehicle components for assembly from a related party that owns a minority interest (less than 1% of common stock issued) in the Company. As of December 31, 2020, the Company had $23,725 in cash advances due from and $109,486 in accounts payable due to the minority interest.

The Company has engaged SRI Professional Services as an intermediary for the purposes of day-to-day operations. The internal control over financial reporting and overrides might be compromised due to control over approvals of the transactions. SRI Professional Services Inc performs activity as a related party, issuing invoices and making payments.

ENVIROTECH DRIVE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

Note 5.	UNCERTAINTY IN INCOME TAXES

The Company recognizes tax benefits only to the extent that the Company believes it is "more likely than not" that its tax positions will be sustained upon examination by taxing authorities. The Company has not been examined by taxing authorities. However, the Company's tax returns are generally still open for examination by tax authorities for three years after they are filed. Management believes that all of its tax positions will be sustained if examined by taxing authorities, therefore no additional tax liabilities or related penalties and interest due to uncertain tax positions have been recorded.

Note 6.	COMMITMENTS AND CONTINGENCIES

Leases

The Company leases its corporate offices and various equipment under cancelable, month to month operating leases. The agreements provide for minimum monthly lease payments ranging from $910 to $3,891 with total monthly commitments of $12,826. Rent expense recorded under the lease for the year ended December 31, 2020 was $154,425.

Legal Matters

From time to time, the Company is subject to various legal actions in the ordinary course of business. Management is aware of any significant legal matters, refer to Note 11.

Note 7.	EXCLUSIVE DISTRIBUTION AGREEMENT

The Company entered into an Exclusive Distribution Agreement as of October 04, 2017 to become the sole distributor of Envirotech Electric Vehicles, Inc., a Canadian entity in the U.S.A. This appointment grants the Company the executive right to promote sales and obtain orders based on sales targets for the period of orders. Envirotech Electric Vehicles Inc Canada appoints exclusively the rights of distribution of its procedures in the U.S.A to Envirotech Drive Systems Inc. Envirotech Electric Vehicles Inc Canada may not independently advertise solely or appoint additional distributions. This exclusive right expires at the end of fifty (50) years from the effective date.

Note 8.	REVENUE RECOGNITION

The Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2014-09, "Revenue from contracts with Customers (Topic 606)". The ASU and all subsequently issued clarifying ASUs replaced most existing revenue recognition guidance in U.S. GAAP. The ASU also required expanded disclosures relating to the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers.

The Company generates revenue through vehicle sales and consulting services. Revenue is recognized when it is realized or realizable and earned. The Company considered revenue realized or realizable and earned when it has persuasive evidence

ENVIROTECH DRIVE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

of an arrangement, delivery has occurred the billable work is fixed or determinable and collectively is reasonable assured. Delivery does not occur until the vehicles have been delivered to the customer, risk ofloss has transferred to the customer and either customer acceptance has been obtained, customer acceptance provisions have lapsed, or the Company has objective evidence that the criteria specified in the customer acceptance provisions have been satisfied. The billable sale amount is not considered to be fixed or determined until all contingencies related to the sale have been resolved.

On January 01, 2019, the Company adopted ASC 606. The following schedule shows Company's revenues:

	December 31, 2020
Revenues	Company Only	Consolidated
From Vehicle Sale		$79,735
From Consulting		9,000
Total Revenues		$88,735

Note 9.	SUBSCRIPTION RIGHTS AND AGREEMENT

The Company offered a restricted subscription agreement only to EVT Canada's Stockholders to have the right to purchase for each one common share of Canada owned at least two shares of common stock of the Company. All purchases are payable in cash upon subscription acceptance. The subscribers are accredited investors based on the subscription documents booklet Purchaser Questionnaire section, which was marked and signed by subscribers. The purpose of this subscription offering is to raise the necessary capital to close the company's merger with Adomani, Inc through the letter of intent presented to the Company on December 18, 2020. If the merger fails to be realized the funds needs to be returned to the investors according to the subscription documents. The funds received from the subscribers as of December 31, 2020 is $1,793,910 and a liability account "Subscription Agreement" has been established.

	December 31, 2020
	Company Only	Consolidated
Subscription Agreements	$1,793,910	$1,793,910

Note 10.	ADVERTISING

The Company expenses advertising costs as they are incurred if the future benefit of it is less than a year. Otherwise, the cost will be capitalized. The Company does not have long-term advertising costs, so all is expensed. Advertising expenses for the year ended December 31, 2020 were $10,728.

Note 11.	CONTINGENCIES AND LITIGATIONS

The Company has recorded in its financial statements all material liabilities, including an estimate for situations which are not yet resolved but where, based on available information, management believes it is probable that the company will have to make payment. In the opinion of management, the company are adequate to pay all know or

ENVIROTECH DRIVE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

pending claims. The company has been named as a defendant to a civil claim under Canadian laws. The management is denying any liabilities as no evidence to breach of contract exist. The management believes that the amount of the liability is insignificant. The legal opinion provided to us indicates denying any liability to the plaintiff, however the ability to assess the likelihood of a favorable outcome or an estimate of the potential range of loss is not determinable.

Note 12.	SUBSEQUENT EVENT
a)	COVID-19

The Company's operations may be affected by the recent and ongoing outbreak of the coronavirus disease 2019 (COVID-19) which was declared a pandemic by the World Health Organization in March 2020. The ultimate disruption which may be caused by the outbreak is uncertain; however, it may result in an adverse impact on the Company's financial position, operations and cash flows. Possible effects may include, but are not limited to, disruption to the Company's customers and revenue, absenteeism in the Company's labor workforce, unavailability of products and supplies used in operations, and a decline in value of assets held by the Company, including inventories, property and equipment.

b)	Potential Acquisition

A letter of intent of potential acquisition have been submitted from Adomani, Inc. to acquire the Company on December 18, 2020. The transaction will be based on certain conditions where the total assets should include at least $5 million in cash. The Company's management achieved the required cash milestone as of the date of the issuance of the audited financial statements.

Envirotech Drive Systems, Incorporated

Audited Financial Statements

For the year ended December 31, 2019

Envirotech Drive Systems, Incorporated

Audited Financial Statements

For the year ended December 31, 2019

Table of Contents

Opinion on Financial Statements

Audited Financial Statements

Balance Sheet	2
Statement of changes in stockholders' equity	3
Statements of Income & retained earnings	4
Statement of Cash flows	5
Notes to Financial Statements	6-11

Der Vartanian & Associates Accty. Corp.

Certified Public Accountants

Der Vartanian & Associates, Accountancy Corporation Certified Public Accountants
1670 Hillhurst Ave, Suite 200	License # COR 4982	Tel: (818) 244-7700
Los Angeles, CA 90027		Tel: (818) 242-9755
e-mail brian@netcpa.com		Fax: (818) 244-8132

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and

Stockholders of Envirotech Drive Systems Incorporated

We have audited the accompanying financial statements of Envirotech Drive Systems Incorporated, which comprise the balance sheet as of December 31, 2019, and the related statements of income, retained earnings, and cash flows for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Envirotech Drive Systems Inc. as of December 31, 2019, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Related Party Transactions

As discussed in Note 4 to the financial statements, the Company engaged related party entities in performing operations, as such our opinion is not modified with respect to that matter.

Der Vartanian & Associates, Accountancy Corporation

Los Angeles, CA

February 05, 2021

Envirotech Drive Systems, Incorporated

Balance Sheet

For the year ended December 31, 2019

December 31, 2019
ASSETS:
CURRENT ASSETS
Cash (Note 3)	$324,055
Deferred Tax Asset (Note 1)	91,000

TOTAL CURRENT ASSETS	415,055

PROPERTY AND EQUIPMENT
Equipment and Properties	178,927
Accumulated Depreciation & Amortization (Note 1)	(6,787)

TOTAL PROPERTY AND EQUIPMENT (NET)	172,140

TOTAL ASSETS	$587,195

LIABILITIES

CURRENT LIABILITIES

Accounts Payable (Note 4)	$264,929
Advances from Related Parties (Note 4)	164,025
Penalties and Interest Payable (Note 1)	880
Customer Deposits	350,000

TOTAL CURRENT LIABILITIES	779,834

TOTAL LIABILITIES	779,834

STOCKHOLDERS' EQUITY

Common Stock	100
Retained Deficit	(52,517)
Net Loss	(140,222)

TOTAL SHAREHOLDERS' EQUITY	(192,639)

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$587,195

See Accompanying Notes to Financial Statements

Der Vartanian & Associates Accty. Corp. Certified Public Accountants	2

Envirotech Drive Systems, Incorporated

Statement of Changes in Stockholders' Equity

For the year ended December 31, 2019

	Common Stock	Additional Paid in	Retained Deficit	Totals
Balance as of January 1, 2019	$100		(52,517)	$(52,417)
Comprehensive Income

Net Loss			(140,222)	(140,222)
Additional Paid In Capital
Dividends Distribution
Total Comprehensive Income				(140,222)

Balance as of December 31, 2019	$100		(192,739)	$(192,639)

See Accompanying Notes to Financial Statements

Der Vartanian & Associates Accty. Corp. Certified Public Accountants	3

Envirotech Drive Systems, Incorporated

Statements of Income & Retained Earnings

For the year ended December 31, 2019

December 31, 2019
Revenue
Revenue (Note 7)	$467,500
Total Revenue	467,500

Cost of Sales
Cost of Sales	410,000
Total Cost of Sales	410,000

Gross Profit	57,500

EXPENSES:

Auto	36,951
Bank Charges	8,896
Computer and Internet	2,721
Depreciation (Note 1)	6,787
Insurance	8,899
Interest Expense (Note 1)	25
Meals and Entertainment	9,216
Office	8,570
Penalties (Note 1)	855
Professional Fees	48,161
Rent (Note 2)	58,882
Telephone	211
Taxes and Licenses	978
Repair & Maintenance	4,074
Trade Show (Note 9)	25,360
Travel	54,736
TOTAL EXPENSES	275,322

NET LOSS BEFORE INCOME TAXES	(217,822)
Income Tax Benefit (Note 5)	77,600

NET LOSS	$(140,222)

See Accompanying Notes to Financial Statements

Der Vartanian & Associates Accty. Corp. Certified Public Accountants	4

Envirotech Drive Systems, Incorporated

Statement of Cash Flows

For the year ended December 31, 2019

December 31, 2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(140,222)

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:

Depreciation and Amortization (Note 1)	6,787

Cash flow from Operations:
(Increase) in Deferred Tax assets (Note 1)	(77,600)
Increase in Accounts Payable	252,929
Increase in Advances from Related Parties (Note 4)	164,025
Increase in Penalties and Interest Payable (Note 1)	880
Increase in Customer Deposits	350,000

TOTAL ADJUSTMENTS	697,021

NET CASH PROVIDED BY OPERATIONS	556,799

CASH FLOWS (USED) BY INVESTING ACTIVITIES:

Net Acquisition of Property and Equipment	(178,927)

NET CASH (USED) BY INVESTING ACTIVITIES	(178,927)
CASH FLOWS (USED) BY FINANCING ACTIVITIES:
Long term Liabilities	(54,125)

NET CASH (USED) BY FINANCING ACTIVITIES	(54,125)

NET INCREASE IN CASH	323,747
CASH AT BEGINNING OF PERIOD	308

CASH AT END OF PERIOD	$324,055

SUPPLEMENT AL INFORMATION TO STATEMENT OF CASH FLOWS
Interest Paid
Income Tax Paid

See Accompanying Notes to Financial Statements

Der Vartanian & Associates Accty. Corp. Certified Public Accountants	5

ENVIROTECH DRIVE SYSTEMS INCORPORATED

NOTES TO FINANCIAL STATEMENTS

Note 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Operation

The Company was incorporated under the laws of the state of Delaware on December 17, 2020 as a C Corporation and its wholly owned subsidiary, Envirotech Drive Systems Incorporated, a Wyoming based Company, which is registered as a foreign entity in California on October 4, 2019. The Company has exclusive distribution rights in the U.S.A. to sell Envirotech Electric Vehicles Inc. Canada, commercial electric transport vehicles in the United States market.

Method of Accounting

Assets, liabilities, revenues and expenses are recognized on the accrual method of accounting for both financial statements presentation and income tax purposes. Revenue from sales is generally recognized upon the customer taking possession of the product and both title and risk of loss passing, provided that persuasive evidence of an arrangement exists, the sales price is fixed or determinable, and collection of the related receivable is reasonably assured. Provisions for returns are provided for at the time the related sales are recorded.

Vehicles, Equipment and Depreciation

Vehicles and equipment are stated at cost, less accumulated depreciation. Betterments and improvements are capitalized while routine repairs and maintenance are charged to current operating expense. When assets are retired or otherwise disposed of, the assets and related allowances for depreciation and amortization are eliminated from the accounts and any resulting gain or loss is reflected in income. Depreciation is provided by primarily the straight-line method over the estimated useful lives of property and equipment. The estimated useful lives are as follows:

Years
Machinery and equipment	7 - 10
Furniture and fixtures	7 - 10
Automobiles, trucks and trailers	5 - 10

Depreciation for the year ended December 31, 2019 was $6,787.

Income Taxes

Income tax expense, deferred tax assets and liabilities, and liabilities for unrecognized tax benefits reflect management's best estimate of current and future taxes to be paid. The Company is subject to income taxes in the United States. Significant judgments and estimates are required in the determination of the income tax expense. Deferred income taxes arise from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, which will result in taxable or deductible amounts in the future. In evaluating the Company's ability to recover deferred tax assets in the jurisdiction from which they arise, the Company considers all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax-planning strategies, and results of recent operations. In projecting future taxable income, the Company begins with historical results and incorporate assumptions about the amount of future state

6

ENVIROTECH DRIVE SYSTEMS INCORPORATED

NOTES TO FINANCIAL STATEMENTS

and federal pretax operating income adjusted for items that do not have tax consequences. The assumptions about future taxable income require the use of significant judgment and are consistent with the plans and estimates the Company is using to manage the underlying businesses.

The Company did not file Corporate Income Tax returns for 2017, 2018 and 2019. Income tax returns are subject to filing penalty when filed more than 60 days after the return due date. The minimum penalty is the lesser of two amounts - 100% of the tax required to be shown on the return that the Company did not pay on time, or a specific dollar amount that is adjusted annually for inflation. The estimated amount for penalties and interests payable is calculated to be $880.

Deferred Income Taxes

For income tax reporting, the Company has incurred tax operating losses of $3,122, $49,395 and $217,822 for the years ending December 3I, 2017, December 31, 2018 and December 31, 2019, respectively. Deferred income taxes have been recorded for combined losses, which will be deductible in future periods when the Company has taxable income. The operating losses expire after 20 years. Deferred tax assets are as follows:

31-Dec-19
2017	$656
2018	12,744
2019	77,600
Total	$91,000

Accounts Receivable

Trade accounts receivable is recorded net of an allowance for doubtful accounts. The allowance is estimated from historical collections experience and projections of trends.

Statement of Cash Flows

For the purposes for the statement of cash flows, the Company considers all bank accounts, savings accounts and short-term investments with a maturity of three months or less to be cash equivalents.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from these estimates.

Accounting for Long-Lived Assets

The Companies review vehicles and equipment and other long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amounts of an asset may not be recoverable. Recoverability is measured by comparison of the carrying amount to future net cash flows an asset is expected to generate. If an asset is considered to be impaired, the impairment to be recognized is measured by the amount at which the carrying amount of the asset exceeds the

7

ENVIROTECH DRIVE SYSTEMS INCORPORATED

NOTES TO FINANCIAL STATEMENTS

projected discounted future cash flows from the asset. During the year ended December 31, 2019, no such impairment charges were recognized.

Financial Instruments

The carrying value of the Companies' cash and cash equivalents; accounts receivable, less the allowance for doubtful accounts; accounts payable approximates the fair value due to short maturities of such instruments. The carrying value of notes payable approximates fair value as interest rates and terms currently available to the Company for the remaining maturities of the notes have not materially changed from the rates available at the original issuance date. The fair value of the notes payable to shareholder is not determinable due to the related party nature of the balance.

Date of Management's Review

Management has evaluated subsequent events through February 05, 2021, the date on which the financial statements were available to be issued.

Note 2.	COMMITMENTS

Leases

The Company leases its corporate offices under a cancelable operating lease. The agreement provides for a minimum lease payment of $1,689. Rent expense recorded under the lease for the year ended December 31, 2019 was $32,351.

Legal Matters

From time to time, the Company is subject to various legal actions in the ordinary course of business. Management is aware of any significant legal matters, refer to Note 10.

Note 3.	CONCENTRATIONS

Concentrations of Credit Risk Arising from Cash Deposits in Excess of Insured Limits

The Company maintains its cash in bank deposit accounts that, at times, may exceed federally insured limit of $250,000. The Company has not experienced any losses in such accounts. Management believes they are not exposed to any significant credit risk on cash and cash equivalents. On December 31, 2019 the Company's uninsured cash balances total $74,055.

Concentrations of Credit Risk

For the year ended December 31, 2019, I00% of total sales are with a single customer. There is no credit risk for trade receivables because all amounts were collected prior to year-end.

Note 4.	RELATED PARTY TRANSACTIONS

The Company purchased electric transport vehicle components for assembly from a related party that owns a minority interest (less than 1% of common stock issued) in the Company. The cost of materials paid and accrued during 2019 was $408,000. As

8

ENVIROTECH DRIVE SYSTEMS INCORPORATED

NOTES TO FINANCIAL STATEMENTS

of December 31, 2019, the Company had $164,125 in cash advances and $109,486 in accounts payable due to the minority interest.

The Company has engaged SRI Professional Services as an intermediary for the purposes of day-to-day operations. The internal control over financial reporting and overrides might be compromised due to control over approvals of the transactions. SRI Professional Services Inc performs activity as a related party, issuing invoices and making payments.

Note 5.	UNCERTAINTY IN INCOME TAXES

The Company recognizes tax benefits only to the extent that the Company believes it is "more likely than not" that its tax positions will be sustained upon examination by taxing authorities. The Company has not been examined by taxing authorities. However, the Company's tax returns are generally still open for examination by tax authorities for three years after they are filed. Management believes that all of its tax positions will be sustained if examined by taxing authorities, therefore no additional tax liabilities or related penalties and interest due to uncertain tax positions have been recorded.

Note 6.	EXCLUSIVE DISTRIBUTION AGREEMENT

The Company entered into an Exclusive Distribution Agreement as of October 04, 2017 to become the sole distributor of Envirotech Electric Vehicles, Inc., a Canadian entity in the U.S.A. This appointment grants the Company the executive right to promote sales and obtain orders based on sales targets for the period of orders. Envirotech Electric Vehicles Inc Canada appoints exclusively the rights of distribution of its procedures in the U.S.A to Envirotech Drive Systems Inc. Envirotech Electric Vehicles Inc Canada may not independently advertise solely or appoint additional distributions. This exclusive right expires at the end of fifty (50) years from the effective date.

Note 7.	REVENUE RECOGNITION

The Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2014-09, "Revenue from contracts with Customers (Topic 606)". The ASU and all subsequently issued clarifying ASUs replaced most existing revenue recognition guidance in U.S. GAAP. The ASU also required expanded disclosures relating to the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers.

The Company generates revenue through vehicle sales. Revenue is recognized when it is realized or realizable and earned. The Company considered revenue realized or realizable and earned when it has persuasive evidence of an arrangement, delivery has occurred the billable work is fixed or determinable and collectively is reasonable assured. Delivery does not occur until the vehicles have been delivered to the customer, risk of loss has transferred to the customer and either customer acceptance has been obtained, customer acceptance provisions have lapsed, or the Company has objective evidence that the criteria specified in the customer acceptance provisions have been satisfied. The billable sale amount is not considered to be fixed or determined until all contingencies related to the sale have been resolved.

9

ENVIROTECH DRIVE SYSTEMS INCORPORATED

NOTES TO FINANCIAL STATEMENTS

On January 01, 2019, the Company adopted ASC 606. The following schedule shows Company's revenues:

December 31, 2019
Revenues
From Vehicle Sale	$467,500
Total Revenues	$467,500

Note 8.	SUBSCRIPTION RIGHTS AND AGREEMENT

The Company offered a restricted subscription agreement only to EVT Canada's Stockholders to have the right to purchase for each one common share of Canada owned at least two shares of common stock of the Company. All purchases are payable in cash upon subscription acceptance. The subscribers are accredited investors based on the subscription documents booklet Purchaser Questionnaire section, which was marked and signed by subscribers. The purpose of this subscription offering is to raise the necessary capital to close the company's merger with Adomani Inc. through the letter of intent presented to the Company on December 18, 2020. If the merger fails to be realized the funds need to be returned to the investors according to the subscription documents. There were no funds received from the subscribers as of December 31, 2019.

Note 9.	ADVERTISING

The Company expenses advertising costs as they are incurred if the future benefit of it is less than a year. Otherwise, the cost will be capitalized. The Company does not have long-term advertising costs, so all is expensed. Advertising expenses for the year ended December 31, 2019 were $25,360.

Note 10.	CONTINGENCIES AND LITIGATIONS

The Company has recorded in its financial statements all material liabilities, including an estimate for situations which are not yet resolved but where, based on available information, management believes it is probable that the company will have to make payment. In the opinion of management, the company are adequate to pay all know or pending claims. The company has been named as a defendant to a civil claim under Canadian laws. The management is denying any liabilities as no evidence to breach of contract exist. The management believes that the amount of the liability is insignificant. The legal opinion provided to us indicates denying any liability to the plaintiff, however the ability to assess the likelihood of a favorable outcome or an estimate of the potential range of loss is not determinable.

Note 11.	SUBSEQUENT EVENT
a)	COVID-19

The Company's operations may be affected by the recent and ongoing outbreak of the coronavirus disease 2019 (COVID-19) which was declared a pandemic by the World Health Organization in March 2020. The ultimate disruption which may be caused by the outbreak is uncertain; however, it may result in an adverse impact on the

10

ENVIROTECH DRIVE SYSTEMS INCORPORATED

NOTES TO FINANCIAL STATEMENTS

Company's financial position, operations and cash flows. Possible effects may include, but are not limited to, disruption to the Company's customers and revenue, absenteeism in the Company's labor workforce, unavailability of products and supplies used in operations, and a decline in value of assets held by the Company, including inventories, property and equipment.

b)	Potential Acquisition

A letter of intent of potential acquisition have been submitted from Adomani Inc. to acquire the Company on December 18, 2020. The transaction will be based on certain conditions where the total assets should include at least $5 million in cash. The Company's management achieved the required cash milestone as of the date of the issuance of the audited financial statements.

11